UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-6001
Oppenheimer Global Opportunities Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: September 30
Date of reporting period: 09/30/2008

Item 1. Reports to Stockholders.

September 30, 2008

# Oppenheimer Global Opportunities Fund

Management Commentaries and Annual Report

MANAGEMENT COMMENTARIES

Market Recap and Outlook

Listing of Top Holdings

ANNUAL REPORT

Fund Performance Discussion

Listing of Investments

Financial Statements

OppenheimerFunds®
The Right Way to Invest

September 30, 2008 Oppenheimer Management Global Commentaries and Opportunities Fund Annual Report MANAGEMENT COMMENTARIES Market Recap and Outlook Listing of Top Holdings ANNUAL REPORT Fund Performance Discussion Listing of Investments Financial Statements

TOP HOLDINGS AND ALLOCATIONS
Top Ten Common Stock Holdings

Advanced Micro Devices, Inc.	8.7%
Cree, Inc.	3.3
European Aeronautic Defense & Space Co.	3.3
Applied Materials, Inc.	2.8
Novozymes AS, B Shares	2.7
Saft Groupe SA	2.5
American International Group, Inc.	2.5
Nektar Therapeutics	2.4
Autonomy Corp. plc	2.4
Rigel Pharmaceuticals, Inc.	2.2
Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2008, and are based on net assets. For more current Fund holdings, please visit www.oppenheimerfunds.com.
Top Ten Geographical Holdings

United States	56.5%
France	12.2
Japan	7.7
United Kingdom	7.3
Germany	4.9
Switzerland	3.5
Denmark	3.4
Canada	1.5
Sweden	0.9
Hong Kong	0.7
Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2008, and are based on the total market value of investments.
8 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

9 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended September 30, 2008, followed by a graphical comparison of the Fund’s performance to an appropriate broad-based market index.
Management’s Discussion of Fund Performance. In an especially volatile period for the financial markets, Oppenheimer Global Opportunities Fund Class A shares (without sales charge) returned -31.18% for the twelve months ended September 30, 2008 and under-performed its benchmark, the MSCI World Index, which returned -26.05% during the same time span. Negative influences on performance during the past year included our overweight in the technology and health care sectors. On the positive side, we did see positive performance from a number of our largest holdings, which made the reporting period slightly less painful than it could have been. It is important to note that the Fund often underperforms in market panics and tends to be concentrated in less well-known names than the typical large cap stock fund. Our investment time horizon, however, remains focused on the long term and we continue to be pleased with the Fund’s long-term track record.
     The Fund’s worst performer during the reporting period was also our largest holding, Advanced Micro Devices, Inc. (AMD). AMD is the second-leading maker of microprocessors, behind industry giant Intel Corp., with AMD rapidly closing the gap between it and its larger competitor through technological innovation. During the reporting period, however, AMD delayed the launch of its new generation of chips. This sent AMD’s shares lower during the period. However, we have a great deal of confidence in AMD’s long-term growth potential. We purchased more of the stock as its price was declining, and at period end we continued to maintain it as the Fund’s largest holding.
     Another underperformer during the reporting period was European Aeronautic Defense & Space Co. The company’s shares fell during the period in part because Airbus has been plagued by a gloomy profitability outlook. We continue to believe in this company’s long-term potential, however, which is evidenced by the company delivering the largest double-decker plane to Singapore Airlines.
     Nektar Therapeutics, a pharmaceutical company, also disappointed us. Their two core areas of expertise — Advanced Pulmonary Delivery and Advanced PEGylation — have been used across a spectrum of therapeutic areas and delivery routes to create products that address vital medical needs while also providing alternative therapies that are safer, more effective, and easier to administer. The underperformance was due to the fact that Pfizer dropped inhaled insulin as a product, which impacted Nektar’s product. The market overreacted to this as Nektar was viewed as a one product company. This is simply
10 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

not the case, and Nektar has announced that it has many drugs in the pipeline. A lot of the data on these new products is not expected to be out until 2009, and the market is currently very shortsighted in our opinion.
     Verenium Corp. was another laggard. Verenium is a leader in the development and the commercialization of cellulosic ethanol, an environmentally-friendly and renewable transportation fuel, as well as higher performance specialty enzymes for applications within the biofuels, industrial, and animal nutrition and health markets. This is an exciting company with what we believe to be excellent long term growth prospects. However, in this market environment any company that has debt is considered risky and the stock has sold off significantly.
     Our best performer of the last year was Rigel Pharmaceuticals, Inc. Rigel, a clinical-stage drug development company that discovers and develops novel, small-molecule drugs for the treatment of inflammatory/autoimmune diseases and cancer, as well as viral and metabolic diseases, was quite successful during the reporting period. Rigel has focused its rheumatoid arthritis program on the development of oral, safe, disease modifying anti-rheumatic drugs. In December 2007, Rigel announced significant and rapid improvement in RA patients in a Phase 2 clinical trial which were very encouraging.
     Another positive performer was Fast Retailing Co. Ltd. Fast Retailing is one of Japan’s leading clothing retailers. In addition to its primary subsidiary UNIQLO, it owns several other brands, including ASPESI, Comptoir des Cotonniers, Foot Park, and National Standard. Its UNIQLO brand of good quality clothing at competitive prices has made a big impact during the last 20 years. During the reporting period, the company announced a 37% increase in profits, on the back of strong domestic sales at its UNIQLO casual clothing chain. The UNIQLO Japan operation accounts for roughly 80% of Fast Retailing’s consolidated net sales. We took profits and then exited this holding by period end.
     Several other companies which contributed positively to results were Luminex Corp., Bombardier, Inc., and Autonomy Corp. plc. Shares of Luminex, which makes testing systems for clinical laboratories, rose during the reporting period after Luminex reported a smaller second-quarter loss and better sales from its technology business. Bombardier, a manufacturer of a large range of regional and business aircraft including the Learjet and Canadair ranges, and Autonomy, the second largest pure software company in Europe, also posted solid gains during the last year.
     We are always focused on managing the portfolio’s risk and seeking to obtain total return through comprehensive, careful diversification. Accordingly, we own a wide variety of different types of stocks—from value-oriented companies to high-quality growth businesses to more speculative opportunities that we believe offer our shareholders a
11 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

FUND PERFORMANCE DISCUSSION
compelling risk/reward balance. Our diversification also extends across a variety of economic sectors and countries. At period end, approximately half of the Fund’s investments were in U.S. stocks, with significant allocations to France, Japan, the United Kingdom, and Germany, to name just a few.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until September 30, 2008. In the case of Class A, Class B and Class C shares, performance is measured from a ten fiscal year period. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. In the case of Class Y shares, performance is measured from inception of the Class on February 1, 2001. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the Morgan Stanley Capital International, Inc. (MSCI) World Index, an unmanaged index of issuers listed on the stock exchanges of foreign countries and the United States. It is widely recognized as a measure of global stock market performance. Index performance reflects the reinvestment of dividends but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments in either index.
12 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent 1% deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 18 for further information.
13 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

FUND PERFORMANCE DISCUSSION
Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
14 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent 1% deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 18 for further information.
15 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

FUND PERFORMANCE DISCUSSION
Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
16 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent 1% deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 18 for further information.
17 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks, and other charges and expenses carefully before investing. The Fund’s prospectus contains this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 10/22/90. Unless otherwise noted, Class A returns include the maximum initial sales charge of 5.75%.
Class B shares of the Fund were first publicly offered on 10/10/95. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 12/1/93. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.
18 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Class Y shares of the Fund were first publicly offered on 2/1/01. Class Y shares are offered only to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
19 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2008.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), redemption fees, or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to
20 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	April 1, 2008	September 30, 2008	September 30, 2008

Actual
Class A	$1,000.00	$841.40	$5.54
Class B	1,000.00	837.80	9.19
Class C	1,000.00	838.20	9.01
Class N	1,000.00	839.90	7.30
Class Y	1,000.00	843.20	3.65

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.00	6.08
Class B	1,000.00	1,015.05	10.07
Class C	1,000.00	1,015.25	9.87
Class N	1,000.00	1,017.10	8.00
Class Y	1,000.00	1,021.05	4.00
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended September 30, 2008 are as follows:

Class	Expense Ratios

Class A	1.20%
Class B	1.99
Class C	1.95
Class N	1.58
Class Y	0.79
The expense ratios reflect reduction to custodian expenses and voluntary waivers or reimbursements of expenses by the Fund’s Manager and Transfer Agent that can be terminated at any time, without advance notice. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
21 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

THIS PAGE INTENTIONALLY LEFT BLANK.
22 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

STATEMENT OF INVESTMENTS September 30, 2008

	Shares	Value

Common Stocks—97.0%

Consumer Discretionary—5.3%

Automobiles—1.2%
Ford Motor Co.[1]	6,000,000	$31,200,000

Distributors—0.4%
Inchcape plc	3,500,000	11,848,621

Household Durables—1.4%
iRobot Corp.[1,2]	2,500,000	37,050,000

Media—0.4%
Toei Animation Co. Ltd.	436,460	9,991,421

Multiline Retail—0.4%
Marks & Spencer Group plc	3,000,000	10,852,855

Specialty Retail—0.7%
AutoNation, Inc.[1]	1,200,000	13,488,000

Hennes & Mauritz AB, Cl. B	100,000	4,069,871

		17,557,871

Textiles, Apparel & Luxury Goods—0.8%
Bijou Brigitte Modische Accessoires AG	48,900	4,750,046

Swatch Group AG (The), Cl. B	90,000	16,659,009

		21,409,055

Consumer Staples—1.1%

Food & Staples Retailing—0.3%
Rite Aid Corp.[1]	11,455,600	9,622,704

Food Products—0.8%
Cermaq ASA	1,000,000	6,502,865

Thorntons plc[2]	6,874,640	14,055,319

		20,558,184

Energy—1.3%

Energy Equipment & Services—0.3%
John Wood Group plc	600,000	3,650,929

SBM Offshore NV	200,000	4,306,437

		7,957,366

Oil, Gas & Consumable Fuels—1.0%
Etablissements Maurel et Prom	300,000	4,782,668

Premier Oil plc[1]	200,000	3,491,502

Salamander Energy plc[1]	1,000,000	3,152,013

SOCO International plc[1]	200,000	5,290,461

Verenium Corp.[1,2]	11,798,328	11,090,428

		27,807,072

Financials—4.7%

Capital Markets—0.3%
IP Group plc[1]	5,000,010	8,089,193

Diversified Financial Services—1.9%
CIT Group, Inc.	7,350,100	51,156,696

Insurance—2.5%
American International Group, Inc.	20,000,000	66,600,000

Health Care—19.8%

Biotechnology—12.4%
Alnylam Pharmaceuticals, Inc.[1]	1,264,800	36,615,960

Arena Pharmaceuticals, Inc.[1,2]	5,000,000	25,000,000

Cepheid, Inc.[1,2]	3,500,000	48,405,000

Enzon Pharmaceuticals, Inc.[1,2]	2,866,000	21,151,080

Isis Pharmaceuticals, Inc.[1]	3,000,000	50,670,000

NeuroSearch AS1	400,000	17,612,185

NicOx SA1,2	4,143,784	45,092,785

Novavax, Inc.[1,2]	6,558,112	19,018,525

Rigel Pharmaceuticals, Inc.[1,2]	2,491,811	58,183,787

Telik, Inc.[1,2]	10,463,730	6,906,062

Vermillion, Inc.[1,2]	198,642	198,642

Vermillion, Inc., Legend Shares[1,2]	434,350	434,350

		329,288,376
F1 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Health Care Equipment & Supplies—2.8%
Carl Zeiss Meditec AG	2,291,548	$32,582,933

Intuitive Surgical, Inc.[1]	100,000	24,098,000

Sysmex Corp.	400,000	17,692,105

		74,373,038

Life Sciences Tools & Services—4.6%
Luminex Corp.[1]	1,200,000	30,012,000

Nektar Therapeutics[1,2]	18,114,206	65,030,000

Tecan Group AG	544,260	26,869,267

		121,911,267

Industrials—24.0%

Aerospace & Defense—4.7%
Bombardier, Inc., Cl. B	7,000,000	38,017,383

European Aeronautic Defense & Space Co.	5,000,000	86,512,241

		124,529,624

Commercial Services & Supplies—0.6%
Monster Worldwide, Inc.[1]	1,000,000	14,910,000

Electrical Equipment—13.6%
ABB Ltd.[3]	2,500,000	47,961,722

Alstom	400,000	30,163,874

American Superconductor Corp.[1]	1,300,000	30,641,000

Baldor Electric Co.	1,400,000	40,334,000

Carbone-Lorraine SA	200,000	9,484,942

II-VI, Inc.[1]	500,000	19,330,000

Mitsubishi Electric Corp.	3,000,000	20,214,747

Polypore International, Inc.[1]	976,950	21,014,195

Rockwell Automation, Inc.	500,000	18,670,000

Saft Groupe SA2	1,690,180	67,197,191

Schneider Electric SA	423,529	36,737,291

Shanghai Electric Group Co. Ltd.[1]	40,000,000	12,030,249

Vacon Oyj	200,000	7,602,100

		361,381,311

Industrial Conglomerates—1.4%
Siemens AG	400,000	37,855,692

Machinery—3.2%
Fanuc Ltd.	300,000	22,628,622

Invensys plc[1]	2,000,000	7,380,419

KUKA AG2	1,361,000	33,430,228
Mitsui Engineering & Shipbuilding Co. Ltd.	2,000,000	3,799,201

NGK Insulators Ltd.	1,500,000	18,220,361

		85,458,831

Road & Rail—0.3%
YRC Worldwide, Inc.[1]	657,549	7,864,286

Transportation Infrastructure—0.2%
Ansaldo STS SpA	400,000	5,685,294

Information Technology—35.2%

Communications Equipment—4.8%
Cisco Systems, Inc.[1]	2,000,000	45,120,000

Finisar Corp.[1]	13,000,000	13,130,000

JDS Uniphase Corp.[1]	6,000,000	50,760,000

Telefonaktiebolaget LM Ericsson, B Shares	2,000,000	18,854,534

		127,864,534

Computers & Peripherals—2.0%
Gemalto NV1	954,898	34,536,873

Lenovo Group Ltd.	40,000,000	17,597,239

		52,134,112

Electronic Equipment & Instruments—5.5%
Cognex Corp.	1,600,000	32,256,000

Electrocomponents plc	17,000,000	49,695,714

Hirose Electric Co.	200,000	19,095,698

Jenoptik AG1	1,000,000	6,191,757

Keyence Corp.	200,000	39,781,381

		147,020,550
F2 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

	Shares	Value

Internet Software & Services—0.1%
Blinkx plc[1]	4,503,519	$1,896,766

Semiconductors & Semiconductor Equipment—18.6%
Advanced Micro Devices, Inc.[1,2]	44,000,000	231,000,000

Aixtron AG	2,048,741	12,236,094

Applied Materials, Inc.	5,000,000	75,650,000

AuthenTec, Inc.[1]	1,000,000	2,150,000

Cree, Inc.[1]	3,874,200	88,254,276

FEI Co.[1]	1,500,000	35,715,000

Rambus, Inc.[1]	4,000,000	51,400,000

		496,405,370

Software—4.2%
Autonomy Corp. plc[1]	3,500,000	64,348,360

Misys plc	2,000,000	4,372,177

Novell, Inc.[1]	3,000,000	15,420,000

Parametric Technology Corp.[1]	300,000	5,520,000

Symyx Technologies, Inc.[1,2]	2,182,450	21,628,080

		111,288,617

Materials—4.7%

Chemicals—4.5%
Kuraray Co. Ltd.	4,000,000	39,431,570

Novozymes AS, B Shares	800,000	71,208,802

Toray Industries, Inc.	2,000,000	9,385,933

		120,026,305

Metals & Mining—0.2%
Stillwater Mining Co.[1]	1,000,000	5,810,000

Telecommunication Services—0.9%

Wireless Telecommunication Services—0.9%
Clearwire Corp., Cl. A1	2,000,000	23,760,000

Total Common Stocks (Cost $3,706,613,224)		2,581,165,011

Units

Rights, Warrants and Certificates—0.0%

Vermillion, Inc. Wts., Strike Price $9.25, Exp. 8/29/12[1,2] (Cost $0)	3,474,800	321,297

	Principal
	Amount

Convertible Corporate Bonds and Notes—0.1%

Verenium Corp., 5.50% Cv. Sr. Unsec. Nts., 4/1/27[2] (Cost $7,258,289)	$9,037,000	3,162,950

Total Investments, at Value (Cost $3,713,871,513)	97.1%	2,584,649,258

Other Assets Net of Liabilities	2.9	76,159,164

Net Assets	100.0%	$2,660,808,422

Industry classifications are unaudited.
F3 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

STATEMENT OF INVESTMENTS Continued

Footnotes to Statement of Investments

1.	Non-income producing security.

2.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2008, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares/Units/					Shares/Units/
	Principal Amount	Gross		Gross		Principal Amount
	September 30, 2007	Additions		Reductions		September 30, 2008

Advanced Micro Devices, Inc.	28,000,000	16,000,000		—		44,000,000
Arena Pharmaceuticals, Inc.	2,891,800	2,108,200		—		5,000,000
Baldor Electric Co.[a]	2,000,000	500,000		1,100,000		1,400,000
Cepheid, Inc.	4,900,000	—		1,400,000		3,500,000
Cree, Inc.[a]	5,002,500	—		1,128,300		3,874,200
Enzon Pharmaceuticals, Inc.	—	3,000,000		134,000		2,866,000
iRobot Corp.	500,000	2,000,000		—		2,500,000
Kosan Biosciences, Inc.	4,008,088	—		4,008,088	[b]	—
KUKA AG	1,361,000	—		—		1,361,000
Nektar Therapeutics	12,000,000	6,114,206		—		18,114,206
NicOx SA	6,296,527	—		2,152,743		4,143,784
Novavax, Inc.	6,009,883	548,229		—		6,558,112
Oppenheimer Institutional Money Market Fund, Cl. E	167,295,042	1,369,511,936		1,536,806,978		—
Rigel Pharmaceuticals, Inc.	2,499,900	500,100		508,189		2,491,811
Saft Groupe SA	98,700	1,591,480		—		1,690,180
Symyx Technologies, Inc.	1,500,000	682,450		—		2,182,450
Telik, Inc.	9,600,000	863,730		—		10,463,730
Thorntons plc	6,300,000	574,640		—		6,874,640
Verenium Corp.	7,819,037	3,979,291		—		11,798,328
Verenium Corp., 5.50% Cv. Sr. Unsec. Nts., 4/1/27	—	9,037,000		—		9,037,000
Vermillion, Inc.	—	198,642	[b]	—		198,642
Vermillion, Inc., Legend Shares	—	434,350	[b]	—		434,350
Vermillion, Inc. Wts., Strike Price $9.25, Exp. 8/29/12	—	3,474,800	[b]	—		3,474,800
YRC Worldwide, Inc.[a]	2,000,000	2,662,000		4,004,451		657,549

				Realized
	Value		Income	Gain (Loss)

Advanced Micro Devices, Inc.	$231,000,000		$—	$—
Arena Pharmaceuticals, Inc.	25,000,000		—	—
Baldor Electric Co.[a]	—	[c]	1,377,000	(6,366,760)
Cepheid, Inc.	48,405,000		—	20,848,746
Cree, Inc.[a]	—	[c]	—	(8,897,979)
Enzon Pharmaceuticals, Inc.	21,151,080		—	(316,834)
iRobot Corp.	37,050,000		—	—
Kosan Biosciences, Inc.	—		—	—
KUKA AG	33,430,228		1,804,167	—
Nektar Therapeutics	65,030,000		—	—
NicOx SA	45,092,785		—	(9,576,182)
Novavax, Inc.	19,018,525		—	—
Oppenheimer Institutional Money Market Fund, Cl. E	—		4,028,382	—
Rigel Pharmaceuticals, Inc.	58,183,787		—	5,470,619
F4 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

				Realized
	Value		Income	Gain (Loss)

Saft Groupe SA	$67,197,191		$1,825,017	$—
Symyx Technologies, Inc.	21,628,080		—	—
Telik, Inc.	6,906,062		—	—
Thorntons plc	14,055,319		881,929	—
Verenium Corp.	11,090,428		—	—
Verenium Corp., 5.50% Cv. Sr. Unsec. Nts., 4/1/27	3,162,950		324,453	—
Vermillion, Inc.	198,642		—	—
Vermillion, Inc., Legend Shares	434,350		—	—
Vermillion, Inc. Wts., Strike Price $9.25, Exp. 8/29/12	321,297		—	—
YRC Worldwide, Inc.[a]	—	[c]	—	(20,363,775)

	$708,355,724		$10,240,948	$(19,202,165)

a.	No longer an affiliate as of September 30, 2008.

b.	All or a portion is the result of a corporate action.

c.	The security is no longer an affiliate, therefore, the value has been excluded from this table.
3. A sufficient amount of securities has been designated to cover outstanding foreign currency exchange contracts. See Note 5 of accompanying Notes.
Foreign Currency Exchange Contracts as of September 30, 2008 are as follows:

		Contract
		Amount		Expiration		Unrealized	Unrealized
Contract Description	Buy/Sell	(000s)		Dates	Value	Appreciation	Depreciation

British Pound Sterling (GBP)	Sell	84,100	GBP	3/18/09	$149,437,370	$—	$1,360,398
Danish Krone (DKK)	Sell	263,450	DKK	3/18/09	49,847,833	49,597	—
Euro (EUR)	Sell	282,975	EUR	10/1/08-3/18/09	399,433,093	7,476	2,703,306
Swiss Franc (CHF)	Sell	55,965	CHF	3/18/09	50,291,994	—	323,244

Total unrealized appreciation and depreciation						$57,073	$4,386,948

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

United States	$1,459,752,318	56.5%
France	314,507,865	12.2
Japan	200,241,039	7.7
United Kingdom	188,124,329	7.3
Germany	127,046,750	4.9
Switzerland	91,489,998	3.5
Denmark	88,820,987	3.4
Canada	38,017,383	1.5
Sweden	22,924,405	0.9
Hong Kong	17,597,239	0.7
China	12,030,249	0.5
Finland	7,602,100	0.3
Norway	6,502,865	0.2
Italy	5,685,294	0.2
The Netherlands	4,306,437	0.2

Total	$2,584,649,258	100.0%

See accompanying Notes to Financial Statements.
F5 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

STATEMENT OF ASSETS AND LIABILITIES September 30, 2008

Assets

Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $2,175,977,358)	$1,876,293,534
Affiliated companies (cost $1,537,894,155)	708,355,724

2,584,649,258

Cash—foreign currencies (cost $625)	625

Unrealized appreciation on foreign currency exchange contracts	57,073

Receivables and other assets:
Closed foreign currency contracts	75,463,038
Investments sold	73,080,287
Dividends	3,336,965
Other	207,787

Total assets	2,736,795,033

Liabilities
Bank overdraft	56,368,626

Unrealized depreciation on foreign currency exchange contracts	4,386,948

Payables and other liabilities:
Shares of beneficial interest redeemed	8,774,741
Closed foreign currency contracts	2,078,817
Distribution and service plan fees	1,744,431
Trustees’ compensation	721,985
Investments purchased	633,597
Transfer and shareholder servicing agent fees	612,399
Shareholder communications	317,798
Other	347,269

Total liabilities	75,986,611

Net Assets	$2,660,808,422

Composition of Net Assets
Par value of shares of beneficial interest	$108,298

Additional paid-in capital	3,468,788,267

Accumulated net investment income	14,884,088

Accumulated net realized gain on investments and foreign currency transactions	310,484,367

Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(1,133,456,598)

Net Assets	$2,660,808,422

F6 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,841,612,514 and 73,844,135 shares of beneficial interest outstanding)	$24.94
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$26.46

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $207,785,097 and 8,901,619 shares of beneficial interest outstanding)	$23.34

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $373,400,849 and 15,978,475 shares of beneficial interest outstanding)	$23.37

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $86,144,404 and 3,539,164 shares of beneficial interest outstanding)	$24.34

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $151,865,558 and 6,034,398 shares of beneficial interest outstanding)	$25.17

See accompanying Notes to Financial Statements.
F7 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

STATEMENT OF OPERATIONS For the Year Ended September 30, 2008

Investment Income

Dividends:
Unaffiliated companies (net of foreign withholding taxes of $1,204,359)	$24,950,321
Affiliated companies (net of foreign withholding taxes of $318,382)	10,240,948

Income from investment of securities lending cash collateral, net—Unaffiliated companies	624,781

Interest	448,550

Other income	62,052

Total investment income	36,326,652

Expenses
Management fees	26,108,600

Distribution and service plan fees:
Class A	6,152,878
Class B	3,276,385
Class C	5,239,341
Class N	561,493

Transfer and shareholder servicing agent fees:
Class A	5,128,502
Class B	707,057
Class C	1,038,863
Class N	430,801
Class Y	198,437

Shareholder communications:
Class A	503,016
Class B	148,400
Class C	106,877
Class N	11,300
Class Y	1,133

Custodian fees and expenses	179,627

Trustees’ compensation	161,196

Other	135,285

Total expenses	50,089,191
Less reduction to custodian expenses	(37,072)
Less waivers and reimbursements of expenses	(140,138)

Net expenses	49,911,981

Net Investment Loss	(13,585,329)
F8 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments:
Unaffiliated companies	$324,879,281
Affiliated companies	(19,202,165)
Foreign currency transactions	116,893,210

Net realized gain	422,570,326

Net change in unrealized depreciation on:
Investments	(1,681,115,589)
Translation of assets and liabilities denominated in foreign currencies	(97,149,857)

Net change in unrealized depreciation	(1,778,265,446)

Net Decrease in Net Assets Resulting from Operations	$(1,369,280,449)

See accompanying Notes to Financial Statements.
F9 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended September 30,	2008	2007

Operations

Net investment income (loss)	$(13,585,329)	$13,796,740

Net realized gain	422,570,326	624,403,041

Net change in unrealized appreciation (depreciation)	(1,778,265,446)	102,198,938

Net increase (decrease) in net assets resulting from operations	(1,369,280,449)	740,398,719

Dividends and/or Distributions to Shareholders

Dividends from net investment income:
Class A	(11,250,602)	(8,963,331)
Class B	—	—
Class C	—	—
Class N	—	(527)
Class Y	(1,897,114)	(945,941)

	(13,147,716)	(9,909,799)

Distributions from net realized gain:
Class A	(324,940,184)	(391,377,303)
Class B	(47,433,032)	(78,717,158)
Class C	(71,406,747)	(87,326,269)
Class N	(13,866,253)	(14,930,524)
Class Y	(26,854,228)	(18,789,344)

	(484,500,444)	(591,140,598)

Beneficial Interest Transactions

Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(115,406,391)	143,938,882
Class B	(108,679,338)	(162,719,588)
Class C	(31,937,598)	13,582,942
Class N	3,664,726	25,244,608
Class Y	5,835,572	108,874,558

	(246,523,029)	128,921,402

Net Assets

Total increase (decrease)	(2,113,451,638)	268,269,724

Beginning of period	4,774,260,060	4,505,990,336

End of period (including accumulated net investment income of $14,884,088 and $6,562,810, respectively)	$2,660,808,422	$4,774,260,060

See accompanying Notes to Financial Statements.
F10 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended September 30,	2008	2007	2006	2005	2004

Per Share Operating Data

Net asset value, beginning of period	$40.97	$39.84	$34.99	$26.13	$22.05

Income (loss) from investment operations:
Net investment income (loss)	(.06)[1]	.19 [1]	.24 [1,2]	.10 [1]	(.06)
Net realized and unrealized gain (loss)	(11.68)	6.16	6.62	8.76	4.14

Total from investment operations	(11.74)	6.35	6.86	8.86	4.08

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.14)	(.12)	(.70)	—	—
Distributions from net realized gain	(4.15)	(5.10)	(1.31)	—	—

Total dividends and/or distributions to shareholders	(4.29)	(5.22)	(2.01)	—	—

Net asset value, end of period	$24.94	$40.97	$39.84	$34.99	$26.13

Total Return, at Net Asset Value[3]	(31.18)%	17.35%	20.36%	33.91%	18.50%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,841,612	$3,223,161	$2,975,115	$2,062,174	$1,572,487

Average net assets (in thousands)	$2,528,206	$3,149,584	$2,634,453	$1,895,296	$1,533,808

Ratios to average net assets:[4]
Net investment income (loss)	(0.20)%	0.48%	0.62%[2]	0.32%	(0.20)%
Total expenses	1.18%[5]	1.13%[5]	1.13%	1.17%	1.19%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.18%	1.13%	1.13%	1.16%	1.19%

Portfolio turnover rate	41%	39%	96%	107%	52%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Net investment income per share and the net investment income ratio include $.18 and 0.48%, respectively, resulting from a special dividend from Saks, Inc. in May 2006.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2008	1.18%
Year Ended September 30, 2007	1.13%
See accompanying Notes to Financial Statements.
F11 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS Continued

Class B Year Ended September 30,	2008	2007	2006	2005	2004

Per Share Operating Data

Net asset value, beginning of period	$38.77	$38.12	$33.53	$25.25	$21.48

Income (loss) from investment operations:
Net investment loss	(.31)[1]	(.09)[1]	(.11)[1,2]	(.15)[1]	(.33)
Net realized and unrealized gain (loss)	(10.97)	5.84	6.41	8.43	4.10

Total from investment operations	(11.28)	5.75	6.30	8.28	3.77

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	—	(.40)	—	—
Distributions from net realized gain	(4.15)	(5.10)	(1.31)	—	—

Total dividends and/or distributions to shareholders	(4.15)	(5.10)	(1.71)	—	—

Net asset value, end of period	$23.34	$38.77	$38.12	$33.53	$25.25

Total Return, at Net Asset Value[3]	(31.74)%	16.45%	19.40%	32.79%	17.55%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$207,785	$484,496	$643,743	$771,194	$701,803

Average net assets (in thousands)	$327,166	$551,877	$742,195	$777,123	$753,094

Ratios to average net assets:[4]
Net investment loss	(1.03)%	(0.24)%	(0.30)%[2]	(0.51)%	(1.06)%
Total expenses	1.98%[5,6,7]	1.92%[5,6,7]	1.94%[6]	1.99%[6]	2.03%[6,8,9]

Portfolio turnover rate	41%	39%	96%	107%	52%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Net investment income per share and the net investment income ratio include $.18 and 0.48%, respectively, resulting from a special dividend from Saks, Inc. in May 2006.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2008	1.98%
Year Ended September 30, 2007	1.92%

6.	Reduction to custodian expenses less than 0.005%.

7.	Waiver or reimbursement of indirect management fees less than 0.005%.

8.	Voluntary waiver of transfer agent fees less than 0.005%.

9.	Voluntary waiver of management fee less than 0.005%.
See accompanying Notes to Financial Statements.
F12 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Class C Year Ended September 30,	2008	2007	2006	2005	2004

Per Share Operating Data

Net asset value, beginning of period	$38.79	$38.13	$33.58	$25.28	$21.49

Income (loss) from investment operations:
Net investment loss	(.28)[1]	(.10)[1]	(.06)[1,2]	(.14)[1]	(.26)
Net realized and unrealized gain (loss)	(10.99)	5.86	6.38	8.44	4.05

Total from investment operations	(11.27)	5.76	6.32	8.30	3.79

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	—	(.46)	—	—
Distributions from net realized gain	(4.15)	(5.10)	(1.31)	—	—

Total dividends and/or distributions to shareholders	(4.15)	(5.10)	(1.77)	—	—

Net asset value, end of period	$23.37	$38.79	$38.13	$33.58	$25.28

Total Return, at Net Asset Value[3]	(31.69)%	16.48%	19.45%	32.83%	17.64%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$373,401	$672,410	$645,096	$482,907	$385,820

Average net assets (in thousands)	$523,626	$664,952	$585,044	$451,817	$393,202

Ratios to average net assets:[4]
Net investment loss	(0.96)%	(0.26)%	(0.16)%[2]	(0.45)%	(0.99)%
Total expenses	1.93%[5,6,7]	1.89%[5,6,7]	1.89%[6]	1.93%[6]	1.96%[6,8]

Portfolio turnover rate	41%	39%	96%	107%	52%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Net investment income per share and the net investment income ratio include $.18 and 0.48%, respectively, resulting from a special dividend from Saks, Inc. in May 2006.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2008	1.93%
Year Ended September 30, 2007	1.89%

6.	Reduction to custodian expenses less than 0.005%.

7.	Waiver or reimbursement of indirect management fees less than 0.005%.

8.	Voluntary waiver of transfer agent fees less than 0.005%.
See accompanying Notes to Financial Statements.
F13 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS Continued

Class N Year Ended September 30,	2008	2007	2006	2005	2004
Per Share Operating Data

Net asset value, beginning of period	$40.08	$39.10	$34.40	$25.78	$21.83

Income (loss) from investment operations:
Net investment income (loss)	(.18)[1]	.03 [1]	.10 [1,2]	.01 [1]	(.05)
Net realized and unrealized gain (loss)	(11.41)	6.05	6.52	8.61	4.00

Total from investment operations	(11.59)	6.08	6.62	8.62	3.95

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	— [3]	(.61)	—	—
Distributions from net realized gain	(4.15)	(5.10)	(1.31)	—	—

Total dividends and/or distributions to shareholders	(4.15)	(5.10)	(1.92)	—	—

Net asset value, end of period	$24.34	$40.08	$39.10	$34.40	$25.78

Total Return, at Net Asset Value[4]	(31.45)%	16.93%	19.94%	33.44%	18.10%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$86,144	$137,761	$107,367	$73,690	$40,989

Average net assets (in thousands)	$112,218	$127,541	$95,756	$59,502	$33,972

Ratios to average net assets:[5]
Net investment income (loss)	(0.58)%	0.09%	0.27%[2]	0.02%	(0.54)%
Total expenses	1.61%[6]	1.50%[6]	1.48%	1.51%	1.54%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.57%	1.50%	1.48%	1.51%	1.54%

Portfolio turnover rate	41%	39%	96%	107%	52%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Net investment income per share and the net investment income ratio include $.18 and 0.48%, respectively, resulting from a special dividend from Saks, Inc. in May 2006.

3.	Less than $0.005 per share.

4.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2008	1.61%
Year Ended September 30, 2007	1.50%
See accompanying Notes to Financial Statements.
F14 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Class Y Year Ended September 30,	2008	2007	2006	2005	2004

Per Share Operating Data

Net asset value, beginning of period	$41.32	$40.14	$35.24	$26.23	$22.06

Income (loss) from investment operations:
Net investment income	.07 [1]	.29 [1]	.42 [1,2]	.21 [1]	.07
Net realized and unrealized gain (loss)	(11.78)	6.25	6.62	8.80	4.10

Total from investment operations	(11.71)	6.54	7.04	9.01	4.17

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.29)	(.26)	(.83)	—	—
Distributions from net realized gain	(4.15)	(5.10)	(1.31)	—	—

Total dividends and/or distributions to shareholders	(4.44)	(5.36)	(2.14)	—	—

Net asset value, end of period	$25.17	$41.32	$40.14	$35.24	$26.23

Total Return, at Net Asset Value[3]	(30.91)%	17.79%	20.77%	34.35%	18.90%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$151,866	$256,432	$134,669	$41,690	$16,904

Average net assets (in thousands)	$231,276	$194,199	$88,988	$26,698	$14,612

Ratios to average net assets:[4]
Net investment income	0.22%	0.76%	1.09%[2]	0.66%	0.19%
Total expenses	0.80%[5]	0.77%[5]	0.78%	0.83%	0.85%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.77%	0.78%	0.82%	0.85%

Portfolio turnover rate	41%	39%	96%	107%	52%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Net investment income per share and the net investment income ratio include $.18 and 0.48%, respectively, resulting from a special dividend from Saks, Inc. in May 2006.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2008	0.80%
Year Ended September 30, 2007	0.77%
See accompanying Notes to Financial Statements.
F15 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Global Opportunities Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek capital appreciation consistent with preservation of principal, while providing current income. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the date of purchase. The Fund assesses a 2% fee on the proceeds of fund shares that are redeemed (either by selling or exchanging to another Oppenheimer fund) within 30 days of their purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital. This fee will be discontinued effective January 1, 2009.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the closing price reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing “bid” and “asked” prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal
F16 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities will be valued at the mean between the “bid” and “asked” prices. Securities for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Shares of a registered investment company that are not traded on an exchange are valued at the acquired investment company’s net asset value per share. “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. The Fund’s investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or
F17 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued

reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Investments With Off-Balance Sheet Market Risk. The Fund enters into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Fund’s Statement of Assets and Liabilities.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
     The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2]	Tax Purposes

$27,308,123	$296,819,410	$—	$1,131,513,920

1.	During the fiscal year ended September 30, 2008, the Fund did not utilize any capital loss carryforward.

2.	During the fiscal year ended September 30, 2007, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
F18 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Accordingly, the following amounts have been reclassified for September 30, 2008. Net assets of the Fund were unaffected by the reclassifications.

	Reduction to	Reduction to
	Accumulated	Accumulated Net
Increase	Net Investment	Realized Gain
to Paid-in Capital	Loss	on Investments[3]

$61,295,243	$35,054,323	$96,349,566
3. $61,209,487, including $58,486,486 of long-term capital gain, was distributed in connection with Fund share redemptions.
The tax character of distributions paid during the years ended September 30, 2008 and September 30, 2007 was as follows:

	Year Ended	Year Ended
	September 30,	September 30,
	2008	2007

Distributions paid from:
Ordinary income	$240,948,601	$349,949,656
Long-term capital gain	256,699,559	251,100,741

Total	$497,648,160	$601,050,397

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2008 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$3,716,308,308
Federal tax cost of other investments	(649,059,412)

Total federal tax cost	$3,067,248,896

Gross unrealized appreciation	$296,660,212
Gross unrealized depreciation	(1,428,174,132)

Net unrealized depreciation	$(1,131,513,920)

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution
F19 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
method with respect to their benefits under the Plan. During the year ended September 30, 2008, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$70,082
Payments Made to Retired Trustees	50,411
Accumulated Liability as of September 30, 2008	490,456
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
F20 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2008		Year Ended September 30, 2007
	Shares	Amount	Shares	Amount

Class A
Sold	11,964,738	$390,344,827	18,859,810	$723,018,490
Dividends and/or distributions reinvested	9,198,342	302,625,458	9,736,795	359,677,178
Redeemed	(25,997,056)	(808,376,676)[1]	(24,600,546)	(938,756,786)[2]

Net increase (decrease)	(4,833,976)	$(115,406,391)	3,996,059	$143,938,882

Class B
Sold	1,119,328	$33,909,940	1,781,802	$64,932,623
Dividends and/or distributions reinvested	1,406,867	43,612,892	2,048,921	72,081,270
Redeemed	(6,122,384)	(186,202,170)[1]	(8,221,168)	(299,733,481)[2]

Net decrease	(3,596,189)	$(108,679,338)	(4,390,445)	$(162,719,588)

Class C
Sold	1,983,288	$61,002,793	2,953,947	$107,617,387
Dividends and/or distributions reinvested	1,959,923	60,796,816	2,100,917	73,931,272
Redeemed	(5,299,567)	(153,737,207)[1]	(4,639,134)	(167,965,717)[2]

Net increase (decrease)	(1,356,356)	$(31,937,598)	415,730	$13,582,942

F21 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS Continued
2. Shares of Beneficial Interest Continued

	Year Ended September 30, 2008		Year Ended September 30, 2007
	Shares	Amount	Shares	Amount

Class N
Sold	1,123,109	$34,858,564	1,516,080	$56,947,197
Dividends and/or distributions reinvested	393,721	12,681,746	387,948	14,063,122
Redeemed	(1,414,799)	(43,875,584)[1]	(1,212,989)	(45,765,711)[2]

Net increase	102,031	$3,664,726	691,039	$25,244,608

Class Y
Sold	2,030,591	$66,030,466	3,079,002	$117,984,502
Dividends and/or distributions reinvested	867,921	28,728,202	530,935	19,718,916
Redeemed	(3,070,240)	(88,923,096)[1]	(758,926)	(28,828,860)[2]

Net increase (decrease)	(171,728)	$5,835,572	2,851,011	$108,874,558

1.	Net of redemption fees of $26,232, $3,395, $5,433, $1,164 and $2,400 for Class A, Class B, Class C, Class N and Class Y, respectively.

2.	Net of redemption fees of $26,039, $4,562, $5,497, $1,054 and $1,605 for Class A, Class B, Class C, Class N and Class Y, respectively.
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended September 30, 2008, were as follows:

	Purchases	Sales
Investment securities	$1,490,380,108	$2,121,595,826
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $250 million	0.80%
Next $250 million	0.77
Next $500 million	0.75
Next $1 billion	0.69
Next $1.5 billion	0.67
Next $2.5 billion	0.65
Over $6 billion	0.63
F22 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended September 30, 2008, the Fund paid $7,562,862 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor’s aggregate uncompensated expenses under the Plans at September 30, 2008 for Class B, Class C and Class N shares were $8,288,538, $10,566,152 and $1,071,865, respectively. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.
F23 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor

September 30, 2008	$638,949	$21,036	$583,225	$39,425	$212
Waivers and Reimbursements of Expenses. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. During the year ended September 30, 2008, OFS waived $38,626 for Class N. This undertaking may be amended or withdrawn at any time.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended September 30, 2008, the Manager waived $101,512 for IMMF management fees.
5. Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     Risks to the Fund include both market and credit risk. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund’s loss will consist of the net amount of contractual payments that the Fund has not yet received.
F24 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

6. Securities Lending
The Fund lends portfolio securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the gain or loss in the fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.
     As of September 30, 2008, the Fund had no securities on loan.
7. Recent Accounting Pronouncements
In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, Fair Value Measurements. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of September 30, 2008, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.
     In March 2008, FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities. This standard requires enhanced disclosures about derivative and hedging activities, including qualitative disclosures about how and why the Fund uses derivative instruments, how these activities are accounted for, and their effect on the Fund’s financial position, financial performance and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of SFAS No. 161 and its impact on the Fund’s financial statements and related disclosures.
F25 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Global Opportunities Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Global Opportunities Fund, including the statement of investments, as of September 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Opportunities Fund as of September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
November 13, 2008
F26 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2008, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2007. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Capital gain distributions of $2.1987 per share were paid to Class A, Class B, Class C, Class N and Class Y shareholders, respectively, on December 5, 2007. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).
     Dividends, if any, paid by the Fund during the fiscal year ended September 30, 2008 which are not designated as capital gain distributions should be multiplied by 18.96% to arrive at the amount eligible for the corporate dividend-received deduction.
     A portion, if any, of the dividends paid by the Fund during the fiscal year ended September 30, 2008 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. $37,455,672 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2008, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.
     Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended September 30, 2008, $83,752 or 0.60% of the ordinary distributions paid by the Fund qualifies as an interest related dividend and $19,039,294 or 8.39% of the short-term capital gain distribution paid and to be paid by the Fund qualifies as a short-term capital gain dividend.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
23 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio manager and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
24 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Frank Jennings, the portfolio manager for the Fund, and the Manager’s Global investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources, the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load global flexible portfolio funds (including both funds advised by the Manager and funds advised by other investment advisers). The Board noted that the Fund’s five-year and ten-year performance were better than its peer group median although its one-year and three-year performance were below its peer group median.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other global flexible portfolio funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual and actual management fees were lower than its peer group median and the total expenses was equal to its peer group median.
25 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund and that maintaining the financial viability of the Manager is important in order for the Manager to continue to provide significant services to the Fund and its shareholders.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement for another year. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
26 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
27 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Age: 65	General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995- December 2007); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Treasurer and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Member of Zurich Financial Investment Management Advisory Council (insurance) (2004-2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 64 portfolios in the OppenheimerFunds complex.

David K. Downes, Trustee (since 2007) Age: 68	Independent Chairman GSK Employee Benefit Trust (since April 2006); Director of Correctnet (since January 2006); Trustee of Employee Trusts (since January 2006); President, Chief Executive Officer and Board Member of CRAFund Advisors, Inc. (investment management company) (since January 2004); Director of Internet Capital Group (information technology company) (since October 2003); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch & Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 64 portfolios in the OppenheimerFunds complex.

Matthew P. Fink, Trustee (since 2005) Age: 67	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 54 portfolios in the OppenheimerFunds complex.
28 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Robert G. Galli, Trustee (since 1993) Age: 75	A director or trustee of other Oppenheimer funds. Oversees 64 portfolios in the OppenheimerFunds complex.

Phillip A. Griffiths, Trustee (since 1999) Age: 70	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences; Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 54 portfolios in the OppenheimerFunds complex.

Mary F. Miller, Trustee (since 2004) Age: 66	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 54 portfolios in the OppenheimerFunds complex.

Joel W. Motley, Trustee (since 2002) Age: 56	Managing Director of Public Capital Advisors, LLC (privately held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee of Historic Hudson Valley. Oversees 54 portfolios in the OppenheimerFunds complex.

Russell S. Reynolds, Jr., Trustee (since 1990) Age: 76	Chairman of RSR Partners (formerly “The Directorship Search Group, Inc.”) (corporate governance consulting and executive recruiting) (since 1993); Retired CEO of Russell Reynolds Associates (executive recruiting) (October 1969 – March 1993); Life Trustee of International House (non-profit educational organization); Former Trustee of The Historical Society of the Town of Greenwich; Former Director of Greenwich Hospital Association. Oversees 54 portfolios in the OppenheimerFunds complex.

Joseph M. Wikler, Trustee (since 2005) Age: 67	Director of C-TASC (biostatistics services) (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Director of Lakes Environmental Association (environmental protection organization) (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 54 portfolios in the OppenheimerFunds complex.

Peter I. Wold, Trustee (since 2005) Age: 60	President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Vice President, Secretary and Treasurer of Wold Trona Company, Inc. (soda ash processing and production) (1996-2006); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 54 portfolios in the OppenheimerFunds complex.
29 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Murphy is an interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

John V. Murphy, Trustee, President and Principal Executive Officer (since 2001) Age: 59	Chairman, Chief Executive Officer and Director of the Manager (since June 2001); President of the Manager (September 2000-February 2007); President and director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation, Trinity Investment Management Corporation and Tremont Capital Management, Inc. (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Chairman (since October 2007) and Member of the Investment Company Institute’s Board of Governors (since October 2003). Oversees 103 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Jennings, Zack and Ms. Bloomberg, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey, Wixted, Petersen, Szilagyi and Ms. Ives, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Frank Jennings, PhD, Vice President and Portfolio Manager (since 1995) Age: 61	Vice President of the Manager (since September 1995). An officer of 1 portfolio in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 58	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An officer of 103 portfolios in the OppenheimerFunds complex.
30 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 49	Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (since March 1999), OFI Private Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (since March 1999), Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Assistant Treasurer (since 2004) Age: 38	Vice President of the Manager (since February 2007); Assistant Vice President of the Manager (August 2002-February 2007); Manager/Financial Product Accounting of the Manager (November 1998-July 2002). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian C. Szilagyi, Assistant Treasurer (since 2005) Age: 38	Assistant Vice President of the Manager (since July 2004); Director of Financial Reporting and Compliance of First Data Corporation (April 2003-July 2004); Manager of Compliance of Berger Financial Group LLC (May 2001-March 2003). An officer of 103 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Secretary (since 2001) Age: 60	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985- December 2003). An officer of 103 portfolios in the OppenheimerFunds complex.
31 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Lisa I. Bloomberg, Assistant Secretary (since 2004) Age: 40	Vice President (since May 2004) and Deputy General Counsel (since May 2008) of the Manager; Associate Counsel of the Manager (May 2004-May 2008); First Vice President (April 2001-April 2004), Associate General Counsel (December 2000- April 2004) of UBS Financial Services, Inc. (formerly, PaineWebber, Incorporated). An officer of 103 portfolios in the OppenheimerFunds complex.

Kathleen T. Ives, Assistant Secretary (since 2001) Age: 43	Vice President (since June 1998), Deputy General Counsel (since May 2008) and Assistant Secretary (since October 2003) of the Manager; Vice President (since 1999) and Assistant Secretary (since October 2003) of the Distributor; Assistant Secretary of Centennial Asset Management Corporation (since October 2003); Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant Secretary of OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc. (since December 2001); Senior Counsel of the Manager (October 2003-May 2008). An officer of 103 portfolios in the OppenheimerFunds complex.
32 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $25,900 in fiscal 2008 and $34,000 in fiscal 2007.
(b)	Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed $195,000 in fiscal 2008 and $272,786 in fiscal 2007 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews, audit of capital accumulation plan and professional services relating to FAS 123R.
(c)	Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $3,687 in fiscal 2008 and no such fees in fiscal 2007.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: Indian and Venezuelan tax services.
(d)	All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $198,687 in fiscal 2008 and $272,786 in fiscal 2007 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
     a) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the

Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 09/30/2008, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Opportunities Fund

By:	/s/ John V. Murphy

John V. Murphy
Principal Executive Officer

Date:	11/11/2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John V. Murphy

John V. Murphy
Principal Executive Officer

Date:	11/11/2008

By:	/s/ Brian W. Wixted

Brian W. Wixted
Principal Financial Officer

Date:	11/11/2008